Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

    Preliminary Proxy Statement                      |_|   Confidential, For Use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                DAG Media, Inc..
                (Name of Registrant as Specified in Its Charter)

                                Yael Shimor-Golan
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

                                 DAG MEDIA, INC.

Notice of Annual Meeting of Stockholders to be held on Thursday, July 12th, 2004

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York, on Thursday, July 12, 2004 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of seven (7) Directors.

            2. A proposed amendment to the Company's Stock Option Plan to increase by 150,000 shares the maximum number of shares issuable thereunder.

            3. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on June 4, 2004 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                        By order of the Board of Directors

                                        Assaf Ran
                                        President

Kew Gardens, New York
June 12, 2004

--------------------------------------------------------------------------------
IMPORTANT:  Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

            Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

            We shall appreciate your giving this matter your prompt attention.

                                 DAG MEDIA, INC.

                               -------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be Held July 12, 2004

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by the Board of Directors of DAG Media, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401 New York, New York, on July 12, 2004 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 10, 2004.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, the close of business on June 4, 2004, there were outstanding 3,152,190 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Approval of the Amendment to the Stock Option Plan requires the vote of a majority of the shares voting at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all seven nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on May 4, 2004 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

        Name of Beneficial Owner       Shares Beneficially Owned(1)   % of Class

      Assaf Ran
      c/o DAG Media, Inc.
      125-10 Queens Boulevard
      Kew Gardens, New York 11415               1,396,595                44.3%

      Michael J. Jackson                           14,000                 *

      Phillip Michals                              21,000                 *

      Eran Goldshmid                               28,000                 *

      Stephen A. Zelnick                           14,000                 *

      Howard Bernstein                             14,000                 *

      All Directors and Officers as a
        group (7 persons)                       1,497,744                47.5%

        5% and Greater Stockholders

      Hummingbird Management, LLC                 464,585                14.7%

*     Less than 1%

----------
(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 3,152,190 shares outstanding on May 4, 2004.

                              ELECTION OF DIRECTORS

      Seven directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the seven nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election. All seven nominees are currently members of our Board of Directors.

      The nominees for election and certain information about them are shown in the following table:

                                                                                Shares
                                                                             Beneficially    Percent
Nominees for Election                                                          Owned on        Of
                                                                            May 4, 2004(1)    Class
                                                                            --------------    -----
Assaf Ran, 38, has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989. In
    1987 Mr. Ran founded Dapey Assaf Maagarei Mechirim, Ltd., a publishing company in Israel, and is a member of its board of
    directors.                                                                 1,396,595       44.3%

Michael J. Jackson, 39, has been a member of our Board of Directors since July 2000. Since September 1999, he has been with
    AGENCY.COM, a global internet professional services company and from October 2001 has been the Chief Financial Officer of the company. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson
    also served on the New York State Society Auditing Standards and
    Procedures Committee from 1998 to 1999 and was serving on the New
    York State Society's SEC Committee from 1999 to 2001.                         14,000        *

Yael Shimor-Golan, 34, our chief financial officer and a member of our
    Board of Directors joined DAG Media in August 2001. Mrs.
    Shimor-Golan is an Israeli licensed CPA and previously worked at
    Marks Paneth & Shron LLP, a Manhattan accounting firm, since 1999.
    From 1995 until 1999 Mrs. Shimor-Golan was a partner at the firm
    Shimon Dill & Co. an accounting firm in Jerusalem, Israel.                    10,149        *

                                                                                Shares
                                                                             Beneficially    Percent
Nominees for Election                                                          Owned on        Of
                                                                            May 4, 2004(1)    Class
                                                                            --------------    -----
Phillip Michals, 34, has been a member of our Board of Directors since
    March 1999. He is the founder and, since August 1996, the
    president of Up-Tick Trading, a consulting company to investment banking firms. Since November 2000, he has also been a principal and a vice president of RG Michals Inc., a management-consulting firm. Mr. Michals received a BS degree in human resources from the
    University of Delaware in May 1992.                                           21,000        *

Eran Goldshmid, 37, has been a member of our Board of Directors since
    March 1999. Mr. Goldshmid received certification as a financial consultant in February 1993 from the school for Investment
    Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England in December 1998. From
    December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001,
    he is the president of the New York Diamond Center, New York, NY.             28,000        *

Stephen A. Zelnick, Esq., 66, joined our Board of Directors in July
    2000. He has been a partner in the law firm Morse Zelnick Rose &
    Lander LLP since its inception in 1995 and has been a practicing attorney in New York State for more than 40 years. Mr. Zelnick is also a member of the board of directors of Adstar, Inc., an application service provider for the classified advertising
    industry.                                                                     14,000        *

Howard Bernstein, 44, was appointed to our board in November 2002.
    Since 1982, Mr. Bernstein has been CEO of Bernstein & Andriulli, an artist management agency. He graduated with honor from the
    Boston University's Communication School in 1982.                             14,000        *

----------
*     Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

        The Board unanimously recommends a vote FOR the election of each of the nominees.

Board of Directors and Committees

      The Board of Directors held seven meetings during fiscal year 2003. The Audit Committee held five meetings during fiscal year 2003 and the Compensation Committee held three meetings during fiscal year 2003. The Audit Committee was comprised of Messrs. Michael J. Jackson, Stephen A. Zelnick and Phillip Michals and the Compensation Committee was comprised of Messrs. Stephen A. Zelnick, Phillip Michaels and Eran Goldshmid.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees. All the incumbent directors are standing for reelection as directors.

      The Compensation Committee's role is to review and recommend to the Board the compensation and benefits of all officers of the Company, to review general policy matters relating to compensation and benefits of all of the officers of the Company, to administer the stock option plan and to authorize the issuance of stock options to the Company's officers, employees, directors and consultants.

      The Audit Committee's role is to meet with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee is operating under the Audit Committee Charter, which was adopted by the Board of Directors. All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD").

Audit Committee Report

      The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2003. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Goldstein Golub Kessler LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Goldstein Golub Kessler LLP its independence from management and the Company. Goldstein Golub Kessler LLP has full and free access to the Audit Committee and has frequently met with the Audit Committee throughout the year.

      Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Nominating Committee

      The Company formed a nominating committee in May 2004 and adopted a Nominating Committee Charter which is accessible on the Company's website: www.dagmedia.com. The members of the Nominating Committee are Michael Jackson, Philip Michals and Eran Goldshmid, each of whom is qualified as "Independent Director" under the Nasdaq listing standards.

      The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

      The stockholder recommendation and information described above must be sent to the Company's Chief Financial Officer at 125-10 Queens Boulevard, Kew Gardens, New York 11415 and must be received not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

      The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

      The Nominating Committee may also receive suggestions from current board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

      The board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the board, or the non-management directors as a group, any board committee or any chair of any such committee by mail or electronically. To communicate with the board of directors, any individual director or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. Six of our directors were in attendance at the 2003 Annual Meeting.

        AMENDMENT OF THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE
                    NUMBER OF SHARES RESERVED UDER THE PLAN.

      The Board of Directors has determined that it is advisable to amend the Company's 1999 Stock Option Plan (the "Plan") to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 554,000 to 704,000 shares. The securities underlying the options under the Plan are shares of Common Stock, par value $.001. As of May 4, 2004 16,560 shares of Common Stock remained available for grant.

      The purpose of the Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The availability of additional shares will enhance the Company's ability to achieve these goals. The basis of participation in the Plan is upon discretionary grants of the Board of Directors. Immediately following approval, the approximate number of officers who will be eligible to participate in the Plan is two, the approximate number of non employee board members who will be eligible to participate in the Plan is five and the approximate number of consultants who will be eligible to participate in the Plan is eight.

      The exercise price of the options under the Plan may be no less than the fair market value of our shares of common stock on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, otherwise determined by the committee administering the plan. However incentive stock options granted to ten percent or more stockholders, must be priced at no less than 110% of the fair market value our shares of common stock on the date of grant and their term may not exceed five years. All options granted under The Plan are for a term of no longer than ten years unless otherwise determined by the committee. The committee also determines the exercise schedule of each option grant.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

      The following table summarizes the (i) options granted under the Plan, and
(ii) options and warrants granted outside the Plan, as of December 31, 2003. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.

                                                                Equity Compensation Plan Table
                                                 -------------------------------------------------------------------
                                                                                                      Number of
                                                        Number of            Weighted-average       securities(1)
                                                   securities(1) to be      exercise price of    remaining available
                                                 issued upon exercise of       outstanding       for future issuance
                                                  outstanding options,      options, warrants        under equity
                                                   warrants and rights          and rights        compensation plans
                                                 -------------------------------------------------------------------
Equity Compensation Plans Approved By
Security Holders

Grants under the Dag Media, Inc. 1999 Stock
Option Plan..................................            346,440                 $2.43                 85,560
Equity Compensation Plans Not Requiring
Approval By Security Holders

Aggregate Individual Option and Warrant
Grants                                                   254,500                 $4.90             Not applicable

--------------------------------------------------------------------------------------------------------------------
             Total............................           600,940                  3.49                 85,560
                                                 -------------------------------------------------------------------

(1)   Reflect shares of Dag Media Common Stock.

The aggregate individual option and warrant grants outside the Stock Option Plan referred to in the table above include options granted to sales office managers and other consultants providing personal services to the company and warrants granted to underwriters in connection with the public offering of our common shares.

      The market value of the common stock underlying the options and warrants abovementioned, as of May 12, 2004 (excluding 132,500 warrants granted to underwriters in connection with the public offering at an exercise price of $7.80 that expired on May 13, 2004) is $381,440.

      The following table sets forth the benefits that will be received by each of the following persons, following the approval by Shareholders of the amendment to the Stock Option Plan:

Name and Position                         Dollar Value($)      Number of Options
-----------------                         ---------------      -----------------

Assaf Ran, CEO                            Undeterminable                70,000
Executive Officers as a Group             Undeterminable        Undeterminable

Non-Executive Directors as a Group        Undeterminable                35,000
Consultants                               Undeterminable        Undeterminable

Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

                  The Board recommends a vote FOR this proposal

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2001, 2002 and 2003 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2003 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives")

                           Summary Compensation Table

                                                      Long-Term Compensation
                                                   -----------------------------
                                       Annual
                                    Compensation      Awards           Payouts
                                    --------------------------------------------
                                                   Common Stock
                                                    Underlying        All Other
   Name and Principal       Year    Salary/Bonus      Options       Compensation
        Position                         ($)            (#)              ($)
--------------------------------------------------------------------------------

  Assaf Ran                 2003     $202,000           --             $6,077
  Chief Executive           2002     $125,000           --             $3,750
  Officer and President     2001     $107,732           --             $3,400

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, and renewal of director term, five-year options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They also receive cash compensation of $600 per board meeting attended and $300 for any other committee participation.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000 and annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2001 the compensation committee approved an increase in Mr. Ran's compensation to an annual base salary of $125,000 and as of March 2003 an additional increase was approved to an annual base salary of $225,000.

Certain Relationships and Related Transactions

      None

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2003.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

      The Company's Annual Report for the year ended December 31, 2003 including Audited Consolidated Financial Statements is included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Yael Shimor-Golan, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2004 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2005. Such proposals should be addressed to Yael Shimor-Golan, Chief Financial officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.


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

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        By order of the Board of Directors

                                          Assaf Ran
                                          President
Kew Gardens, New York
June 10, 2004


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